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                                                                   EXHIBIT 10.40

                            INVESTOR RIGHTS AGREEMENT


     This Investor Rights Agreement (this "AGREEMENT") is made as of June 7, 2000, by and among GlobalMedia.com, a Nevada corporation ("Global") with its principal place of business at 400 Robson Street, Vancouver, British Columbia V6B 2B4 Canada, and OnRadio.com ("OnRadio") a California corporation with its principal place of business at 1500 Green Hills Road, Scotts Valley, CA 95066.

     A. OnRadio and Global have entered into an Asset Purchase Agreement dated as of June 6, 2000 (the "Asset Purchase Agreement") pursuant to which Global has agreed to issue shares of Global's common stock, par value $0.0001 per share (the "Shares") to OnRadio on the terms and conditions set forth in the Asset Purchase Agreement.

     B. The Asset Purchase Agreement provides that OnRadio shall be granted certain registration rights, all as more fully set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.   REGISTRATION RIGHTS.

          1.1  DEFINITIONS. For purposes of this Agreement:

               (a) REGISTRATION. The terms "REGISTER," "REGISTRATION" and "REGISTERED" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

               (b) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means: (1) all the shares of Common Stock of Global issued under the Asset Purchase Agreement as such agreement may hereafter be amended from time to time and (2) any shares of Common Stock of Global issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock described in clause (1) of this subsection (b); EXCLUDING in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.

               (c) HOLDER. For purposes of Sections 1 and 2 hereof, the term "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any

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assignee of record of such Registrable Securities to whom rights under this
Section 1 have been duly assigned in accordance with this Agreement.

               (d) FORM S-3. The term "FORM S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC, which permits inclusion or incorporation of substantial information by reference to other documents filed by Global with the SEC.

               (e) SEC. The term "SEC" or "COMMISSION" means the U.S. Securities and Exchange Commission.

     Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Asset Purchase Agreement.

          1.2  Mandatory Registration.

               (a) FILING. The Company shall prepare, and, on or prior to the date (the "FILING DATE") which is ninety (90) days after the Initial Closing Date under the Asset Purchase Agreement file with the SEC a registration statement on Form S-3, if eligible, or on Form SB-2 or Form S-1 covering the resale of the Registrable Securities. The number of shares of Common Stock initially included in such registration statement shall be no less than the maximum number of Shares that are or may be issued under the terms of the Asset Purchase Agreement; provided, however, that if under the rules and regulations or applicable interpretations of the SEC the Company is precluded from including in such registration statement Shares issuable under Section 2.3(b) or (c) or
Section 2.4 of the Asset Purchase Agreement (which have not been actually issued prior to the Filing Date), then (i) the number of shares of Common Stock initially included in such registration statement shall be no less than the actual number of Shares issued to OnRadio under the Asset Purchase Agreement prior to the Filing Date, and (ii) if any additional Shares are, after the Filing Date through and including the Second Filing Date (as hereinafter defined), issued to OnRadio pursuant to the terms of Section 2.2 (b) or (c) and/or Section 2.4 of the Asset Purchase Agreement, the Company shall be obligated to prepare and, on or prior to the date (the "SECOND FILING DATE") which is thirty (30) days after the Final Closing Date, file with the SEC an additional registration statement on Form S-3, if eligible, or on Form SB-2 or Form S-1 covering the resale of such additional Shares and (iii) if any Shares are, after the Second Filing Date, issued to OnRadio pursuant to the terms of
Section 2.4 of the Asset Purchase Agreement, the Company shall be obligated to prepare and, on or prior to the date (the "THIRD FILING DATE") which is ninety
(90) days after the date which is six months after the Initial Closing Date, file with the SEC an additional registration statement on Form S-3, if eligible, or on Form SB-2 or Form S-1 covering the resale of such additional Shares.


               (b) EXPENSES. All expenses incurred in connection with any registration pursuant to this Section 1.2, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for

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Global, (but excluding underwriters' discounts and commissions and fees and disbursements of counsel to the selling Holders), shall be borne by Global. Each Holder participating in a registration pursuant to this Section 1.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of Global) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and its own fees and disbursements of counsel.

          1.3 OBLIGATIONS OF GLOBAL. Whenever required to effect the registration of any Registrable Securities under this Agreement, Global shall use commercially reasonable efforts to:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become effective, and to keep such Registration Statement effective pursuant to Rule 415 for up to two hundred seventy 270 days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Global shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of Global to take any action pursuant to Section 1.2 that the selling Holders shall furnish to Global such information regarding themselves, the Registrable Securities

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held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

          1.5 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1.2 :

               (a) BY GLOBAL. To the extent permitted by law, Global will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations whether actual or alleged (collectively, "VIOLATIONS" and, individually, a "VIOLATION"):

                    (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                    (3) any violation or alleged violation by Global of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement; and Global will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Global (which consent shall not be unreasonably withheld or delayed), nor shall Global be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

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               (b)  BY SELLING HOLDERS. To the extent permitted by law, each selling Holder, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, will indemnify and hold harmless Global, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Global within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which Global or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arising out of any statement made by such Holder in the applicable registration statement, prospectus or offering circular; and each such Holder will reimburse any legal or other expenses reasonably incurred by Global or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this Section 1.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c) NOTICE. Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

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               (d)  DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing
indemnity agreements of Global and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person who otherwise would be indemnified hereunder, if a copy of the Final Prospectus was furnished to such indemnified party and was not furnished to the person asserting the loss, liability, claim or damage (the "INJURED PARTY") at or prior to the time such action is required by the Securities Act where such indemnified party had a legal obligation to deliver or cause to be delivered the Final Prospectus to the Injured Party.

               (e) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (1) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 1.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.6 provides for indemnification in such case, or (2) if the Securities Act requires contribution and invalidates indemnification under this Section 1.6; then Global and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and Global and other selling Holders are responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (f)  SURVIVAL. The obligations of Global and Holders under this
Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          1.7 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of Global, Global agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the

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effective date of the first registration under the Securities Act filed by
Global for an offering of its securities to the general public;

               (b) File with the Commission in a timely manner all reports and other documents required of Global under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by Global as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by Global for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of Global, and such other reports and documents of Global as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after Global has become subject to the reporting requirements of the 1934 Act).

          2.   LIMITATION ON SALE OF HOLDERS.

               Each Holder hereby agrees that it shall not, during any three month period while any registration statement hereunder is in effect, sell any Registrable Securities, which, when added to the number of shares of Registrable Securities in excess of the greater of (i) one percent of the shares of Common Stock of Global outstanding as shown by the most recent quarterly report on Form 10-Q or annual report on Form 10-K as of the date of determination or (ii) the average weekly reported volume of trading in Global's Common Stock reported through Nasdaq Stock Market during the four calendar weeks prior to the date of determination, or, (iii) if applicable, the average weekly volume of trading in Global's Common Stock reported through the consolidated transaction reporting system contemplated by Rule 11Aa3-1 of the 1934 Act. All certificates evidencing Registrable Securities shall bear a legend referring to this restriction on transfer.

          3.   ASSIGNMENT AND AMENDMENT.

               3.1 ASSIGNMENT. Notwithstanding anything herein to the contrary the registration rights of a Holder under Section 1 hereof may be assigned only to a party who acquires at least 250,000 shares of the Registrable Securities issued under the Asset Purchase Agreement; PROVIDED, HOWEVER that no party may be assigned any of the foregoing rights unless Global is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of Global as to which the rights in question are being assigned; and PROVIDED FURTHER that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of Section 2 and this Section 3.1.

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               3.2  AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Global and OnRadio (and/or any of their permitted successors or assigns) holding shares representing and/or convertible into a majority of all OnRadio' Shares (as defined below).

          4.   GENERAL PROVISIONS.

               4.1 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                    (a) if to an Investor, at such Investor's respective address as set forth on Exhibit A hereto; and

                    (b) if to Global, at the address set forth below Global's signature page to this Agreement.

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

               4.2 ENTIRE AGREEMENT. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

               4.3 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, excluding that body of law relating to conflict of laws and choice of law.

               4.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

               4.5 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

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               4.6  SUCCESSORS AND ASSIGNS. Subject to the provisions of Section
4.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

               4.7 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

               4.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               4.9 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

               4.10 ADJUSTMENTS FOR STOCK SPLITS, ETC. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of Global, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

               4.11 AGGREGATION OF STOCK. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


GLOBALMEDIA.COM,
A Nevada corporation


By: /s/ L. James Porter
   ---------------------------
Name:
     -------------------------
Title: Chief Financial Officer
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ONRADIO.COM,
A California corporation


By: /s/ Timothy Herr
   ---------------------------
Name:
     -------------------------
Title: President
      ------------------------